                                                                  EXHIBIT 10.12


GOLDEN TELECOM, INC.  LIST OF OFFICERS AS OF DECEMBER 31, 2002


President and Chief Executive Officer     Alexander Vinogradov

Chief Operating Officer                   Stan Abbeloos

Chief Financial Officer                   David Stewart

General Counsel and Secretary             Jeffrey A. Riddell